UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 24, 2011

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 26, 2011, PCTEL, Inc. (“the Company”) issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2011. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On October 25, 2011, management and the Audit Committee concluded that the Company’s interim financial statements for the quarterly periods ended March 31, 2011 and June 30, 2011 contained a material accounting misstatement of share based compensation that had been recorded related to the PCTEL Secure LLC joint venture (“PCTEL Secure” or “joint venture”) with Eclipse Design Technologies, Inc. (“Eclipse”). The Company has concluded that such financial statements should no longer be relied upon.

On January 5, 2011, the Company formed PCTEL Secure, a joint venture limited liability company, with Eclipse. PCTEL Secure designs software and secure digital-based solutions that will enable secure applications on commercial Android cellular phone platforms. The Company contributed $2.5 million in cash on the formation of the joint venture in return for 51% ownership of the joint venture. In return for 49% ownership of the joint venture, Eclipse contributed $2.4 million of intangible assets in the form of intellectual property and a services agreement, including an assembled workforce, to provide services. This assembled workforce included an employee of PCTEL Secure and two contractors for Eclipse that Eclipse identified as key contributors of services. Eclipse entered into cash bonus arrangements with the three key contributors that were indexed to the future amount received by Eclipse under one of the call features in the joint venture agreement by which the Company would gain ownership of the last 30% of PCTEL Secure. The cash bonus arrangements were subject to the accounting guidance of share based payments to employees and to non-employees because of the indexing of the cash bonuses to the ultimate equity value of PCTEL Secure. The Company concluded that at the date of the joint venture formation, it was probable that the Company would exercise its rights under that call option, based on its control over PCTEL Secure, its intent, and its financial resources available. The Company miscalculated the fair value of the share based payment arrangements for the participants as well as the appropriate cost attribution under the guiding accounting literature.

The effect on Net Loss Available to Common Shareholders in the quarterly period ended March 31, 2011 is that it should be $(682,000) instead of the $(1,285,000) reported. In other words, the Company lost $603,000 less than previously reported. The effect on Net Loss Available to Common Shareholders in the quarterly period ended June 30, 2011 is that it should be $(68,000) instead of the $(81,000) reported, or a $(13,000) smaller loss. First quarter 2011 GAAP EPS should be a net loss of $(0.04) instead of the $(0.07) reported, or $0.03 greater. Second quarter 2011 GAAP EPS did not change from the $0.00 reported. The Company’s revenue, cash flow and Non-GAAP earnings as presented in its quarterly earnings releases filed as current reports on Form 8-K are unaffected.

The Company expects to amend its affected quarterly report filings on Form 10-Q for the first and second quarters of the current fiscal year by filing amendments to such filings on Form 10-Q/A that reflect these changes, as soon as practicable. The Company is still evaluating the level of internal control deficiency that the misstatements represent and expects to report on its conclusion in its quarterly report on Form 10-Q for Q3 of the current fiscal year and in the amendments on Form 10-Q/A referenced above. The Company’s year to date GAAP information in the condensed consolidated financial statements contained in the press release attached as Exhibit 99.1 reflects the revisions. The Company’s management and its audit committee have discussed these matters with the Company’s independent registered public accounting firm.

Item 8.01 Other Events

The following information is intended to be furnished under Item 8.01 of Form 8-K, “Other Events.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 24, 2011, PCTEL, Inc. announced the initiation of a regular quarterly dividend of $0.03 per share, payable November 15, 2011 to shareholders of record at the close of business November 8, 2011. The full text of the press release concerning the regular cash dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On October 25, 2011, PCTEL, Inc. announced the acquisition of certain assets of Envision Wireless, Inc. A copy of the press release dated October 25, 2011announcing the acquisition is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release, dated October 26, 2011, of PCTEL, Inc. announcing its financial results for its third fiscal quarter ended September 30, 2011

99.2	Press release, dated October 24, 2011, of PCTEL, Inc. announcing a regular quarterly dividend of $0.03 per share

99.3	Press release, dated October 25, 2011, of PCTEL, Inc. announcing the acquisition of certain assets of Envision Wireless, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2011

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated October 26, 2011, of PCTEL, Inc. announcing its financial results for its third fiscal quarter ended September 30, 2011

Exhibit 99.2	Press release, dated October 24, 2011, of PCTEL, Inc. announcing a regular quarterly dividend of $0.03 per share

Exhibit 99.3	Press release, dated October 25, 2011, of PCTEL, Inc. announcing a announcing the acquisition of certain assets of Envision Wireless, Inc.